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                                                               EXHIBIT (4)(l)(4)

THIS DEED OF GUARANTEE AND INDEMNITY is made on June 21, 2002

BETWEEN

1. BANK ONE, NA of One Bank One Plaza-IL 1-0631, 17th Floor, Chicago, IL 60670 USA as administrative agent for the Lenders (as defined in the Credit Agreement) (the "Administrative Agent", which expression includes the Administrative Agent's successors in title and assigns)

AND

2. XEROX OVERSEAS HOLDINGS LIMITED of Bridge House, Oxford Road, Uxbridge, Middlesex UB8 1HS England (registered in England no. 3275267); and XEROX UK HOLDINGS LIMITED of Bridge House, Oxford Road, Uxbridge, Middlesex UB8 1HS England (registered in England no. 3545477) (each a "Guarantor" but together referred to as the "Guarantors").

NOW THIS DEED WITNESSES as follows:

1.       Interpretation

1.1      Definitions

         In this Deed:

         "Administration" means administration under Part II of the Insolvency Act 1986.

         "Business Day" means a day (other than a Saturday or a Sunday) on which banks are open for business in London.

         "Cash Collateralised Letter of Credit" means, at any time, any outstanding Letter of Credit if (x) no Event of Default has occurred and is continuing and (y) Xerox or the Principal shall have (i) granted to the Collateral Agent, for the benefit of the Revolving Lenders (or, if the obligations of the Revolving Lenders to reimburse the applicable LC Issuing Banks have been terminated, to such LC Issuing Banks), a security interest in Liquid Investments or (ii) caused a bank acceptable to the Required Revolving Lenders or such LC Issuing Banks, as the case may be, to issue a letter of credit naming the Collateral Agent or such LC Issuing Banks as beneficiary) in either case in an amount at least equal to 105% of the LC Exposure with respect to such Letter of Credit (plus any accrued and unpaid interest thereon) as of the date of release pursuant to Clause 7.1, on terms and conditions and pursuant to documentation reasonably satisfactory to the Required Revolving Lenders or such LC Issuing Banks, as the case may be.

         "Contingent Guaranteed Moneys" means, at any time, any Guaranteed Moneys that are contingent in nature at such time, including (without limitation) any obligation under any Loan Document which is:

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          (i)   an obligation to reimburse a Lender for drawings not yet made under a Letter of Credit;

          (ii) any other obligation (including any guarantee) that is contingent in nature at such time; or

          (iii) any obligation to provide collateral to secure any of the oregoing types of obligation.

          "Credit Agreement" means the amended and restated credit agreement
          dated [       ], 2002 and made between Xerox Corporation, a New York
          corporation, Xerox Capital (Europe) PLC and certain other Overseas Borrowers, the Lenders party thereto, Bank One, NA, as Administrative Agent, LC Issuing Bank and Collateral Agent, JPMorgan Chase Bank, as Documentation Agent and Citibank, N.A., as Syndication Agent. References to the "Credit Agreement" include that agreement as it has been and may be novated and amended from time to time.

          "Dissolution" of a person includes the bankruptcy, insolvency, liquidation, amalgamation, reconstruction, reorganisation, administration, administrative or other receivership, or dissolution of that person, and any equivalent or analogous proceeding by whatever name known and in whatever jurisdiction.

          "Domestic Guarantee and Security Agreement" means the guarantee and
          security agreement dated [       ] 2002 among Xerox Corporation, the
          Subsidiary Guarantors party thereto and Bank One, NA as Collateral Agent.

          "Guaranteed Moneys" means amounts expressed to be due owing and payable (including, without limitation, any obligation under any guarantee or any obligation to provide collateral) by the Principal under any of the Loan Documents (as amended, restated, supplemented or otherwise modified from time to time) or under any promissory note issued by the Principal pursuant to the Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time) to the extent that such amounts are unpaid or, as the case may be, such obligation is unfulfilled. These include amounts and obligations currently due, those due in the future and those which may become due.

          "LC Exposure" means, at any time, the sum of (a) the aggregate undrawn amount of all Letters of Credit outstanding at such time plus (b) the aggregate amount of all payments made by an LC Issuing Bank in respect of a drawing under a Letter of Credit that have not yet been reimbursed by the Principal at such time. The LC Exposure of any Revolving Lender at any time will be its Revolving Percentage of the total LC Exposure at such time.

          "Letter of Credit" means any Letter of Credit issued for the account of the Principal pursuant to the Credit Agreement.

          "Liquid Investments" has the meaning given to it in the Domestic Guarantee and Security Agreement.

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          "Non-Contingent Guaranteed Moneys" means, at any time, any Guaranteed
          Moneys that are not Contingent Guaranteed Moneys.

          "Opinions" means [the Lovells opinion and the in-house opinion]

          "Principal" means XEROX CAPITAL (EUROPE) PLC of Bridge House, Oxford Road, Uxbridge, Middlesex UB8 1HS England (registered in England No. 3070508).

          "Proceedings" means any proceeding, suit or action arising out of or in connection with this Deed.

          "Release Conditions" has the meaning given to it in Clause 7.1.

          "Required Revolving Lenders" means, at any time, Revolving Lenders holding at least a majority of the aggregate amount of the Revolving Commitments with respect to the Principal or, if such Revolving Commitments have been terminated, the Revolving Exposures with respect to the Principal.

          "Revolving Lender" means a Lender with a Revolving Commitment with respect to the Principal or, if such Revolving Commitments have been terminated or expired, a Lender with a Revolving Exposure with respect to the Principal.

          "Revolving Percentage" means, with respect to any Revolving Lender, the percentage of the total Revolving Commitments with respect to the Principal represented by such Revolving Lender's Revolving Commitment with respect to the Principal. If the Revolving Commitments with respect to the Principal have terminated or expired, the Revolving Percentages will be determined based on Revolving Exposures with respect to the Principal.

          "Secured Party Jurisdiction" has the meaning given to it in the Domestic Guarantee and Security Agreement.

     1.2  Definitions in the Credit Agreement

          Expressions defined in the Credit Agreement have the same meanings when used in this Deed. This does not, however, apply where the same expression is also defined in this Deed.

     1.3  References and Construction

          In this Deed, unless otherwise specified:

          (A) references to clauses are to clauses of this Deed;

          (B) headings to clauses are for convenience only and are to be ignored in construing this Deed;

          (C) references to a "person" are to be construed so as to include any individual, firm, company, government, state or agency of a state, local or municipal authority, or any

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               joint venture, association or partnership (whether or not having separate legal personality);

          (D) references to a "company" are to be construed so as to include any company, corporation or other body corporate, wherever and however incorporated or established;

          (E) references to any statute or statutory provision are to be construed as a reference to the same as it may have been, or may from time to time be, amended, modified or re-enacted, and shall include a reference to all bye-laws, instruments, orders and regulations for the time being made thereunder or deriving validity therefrom; and

          (F)  references to times of the day are to London time.

     2.   Guarantee

          The Guarantors unconditionally and irrevocably jointly and severally guarantee to the Administrative Agent the due and punctual payment of the Guaranteed Moneys and agree that, if at any time or from time to time any of the Guaranteed Moneys are not paid in full on the due date therefor (whether at their stated date of payment, by acceleration, on demand or otherwise), they will immediately upon demand therefor unconditionally pay to the Administrative Agent the moneys which have not been paid as aforesaid.

     3.   Indemnity

          As an original and independent obligation under this Deed, the Guarantors jointly and severally shall:

          (A) indemnify the Administrative Agent and keep the Administrative Agent indemnified against any cost, loss, expense or liability of whatever kind resulting from the failure by the Principal to make due and punctual payment of any of the Guaranteed Moneys or resulting from any of the obligations under the Credit Agreement being or becoming void, voidable, unenforceable or ineffective against the Principal (including, but without limitation, all legal and other costs, charges and out of pocket expenses reasonably incurred by the Administrative Agent in connection with preserving or enforcing, or attempting to preserve or enforce, its rights under this Deed); and

          (B) pay on demand the amount of such cost, loss, expense or liability whether or not the Administrative Agent has attempted to enforce any rights against the Principal or any other person or otherwise.

     4.   Limitation on guarantee and indemnity

          The guarantee contained in Clause 2, the indemnity contained in Clause 3 and each other right of recovery against the Guarantors under this
          Deed:

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          (A)  do not extend to any payment to be made by the Principal under the terms of the Credit Agreement in respect of any cost, loss, expense or liability but which the Principal fails to make, unless such failure results from any of the obligations under the Credit Agreement being or becoming void, voidable, unenforceable or ineffective against the Principal; and

          (B) do not entitle the Administrative Agent to recover the same amount more than once under separate provisions of this Deed.

     5.   Joint and several obligations

          (A) The Guarantors' obligations expressed to be owed under this Deed shall take effect as joint and several obligations and any demand for payment made by the Administrative Agent to any one or more of the Guarantors shall be deemed to be a demand made to each of the Guarantors. This Guarantee shall not be revoked or impaired as to any of the Guarantors by the Dissolution of any other.

          (B) The Administrative Agent may release or discharge any Guarantor from its obligations under this Guarantee or accept any composition from or make any other arrangements with any Guarantor without releasing or discharging any other or otherwise prejudicing or affecting the Administrative Agent's rights and remedies against any other.

     6.   Continuing Obligations

          The obligations of the Guarantors under this Deed shall be continuing obligations and shall not be satisfied, discharged or affected by any intermediate payment or settlement of account.

     7.   Releases of Security

     7.1 Subject to Clause 7.2, each Guarantor shall be released from the guarantee given by it under this Deed in accordance with Section 9.02 or 9.03, as the case may be, of the Credit Agreement. "Release Conditions" means, in relation to each Guarantor, each of the following being true:

          (A) all Non-Contingent Guaranteed Moneys have been paid or discharged in full;

          (B) (i) the Revolving Commitments with respect to the Principal have been terminated or otherwise reduced to zero; or

               (ii) an Election to Terminate has been delivered in respect of the Principal pursuant to Section 2.19 of the Credit Agreement; and

          (C) no Contingent Guaranteed Moneys, other than with respect to any Cash Collateralised Letter of Credit, remain outstanding.

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     7.2  Release Void if Payment Avoided

          Any release of a Guarantor shall be subject to the condition that if any payment of Guaranteed Moneys shall be avoided, reduced or invalidated by virtue of any applicable law or for any other reason whatsoever, then such release shall be void and of no effect, and the Administrative Agent may recover immediately the value or amount, or (as the case may be) the reduction in value or amount, thereof from that Guarantor as if such release had not occurred.

     8.   Other Guarantees and Security

          The obligations of each Guarantor under this Deed:

          (A) are in addition to and not in substitution for any other guarantee and/or indemnity or any security which the Administrative Agent may at any time hold for the payment of the Guaranteed Moneys; and

          (B) may be enforced by the Administrative Agent in its discretion without first having recourse to any such other guarantee and/or indemnity or any such security, without taking any steps or proceedings against the Principal or any other person, and without resorting to any other means of payment.

     9.   Payments in Gross

          All dividends, compositions and moneys received by the Administrative Agent from the Principal or from any other person which are capable of being applied by the Administrative Agent in reduction of the Guaranteed Moneys shall be regarded for all purposes as payments in gross and accordingly shall not prejudice the right of the Administrative Agent to recover from the Guarantors to the full extent of this Deed the ultimate balance which, after the receipt of such dividends, compositions and moneys, may remain owing to the Administrative Agent.

     10.  Suspense Account

          For the purpose of enabling the Administrative Agent to sue the Principal or any other surety or prove in the Dissolution of the Principal or any other surety for the whole of the Guaranteed Moneys, or to preserve intact the liability of any other party, the Administrative Agent may, for as long as the Guaranteed Moneys have not been discharged and satisfied in full, at its sole discretion, place and retain on a suspense account, for as long as it considers fit, any moneys received, recovered or realised under or in connection with this Deed or under any other guarantee and/or indemnity or any security without any obligation on the part of the Administrative Agent to apply the same in or towards the discharge of the Guaranteed Moneys except when such moneys would be sufficient to discharge the Guaranteed Moneys in full in which case they shall be applied to such discharge and without any right on the part of the Guarantors to sue the Principal or any other surety or to prove in the Dissolution of the Principal or any other surety in competition with or so as to diminish any dividend or other

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          advantage that would or might come to the Administrative Agent, or to treat the liability of the Principal or any other surety as diminished.

     11.  Certificate to Be Conclusive Evidence

          A copy of a certificate signed by an officer of the Administrative Agent as to the amount of any indebtedness comprised in the Guaranteed
          Moneys:

          (A) calculated in accordance with Section 2.08(e) of the Credit Agreement shall, in the absence of manifest error, be prima facie evidence; and

          (B) decided pursuant to any judgment against the Principal shall, in the absence of manifest error, be conclusive evidence for the purposes of any Proceedings,

          against the Guarantors that such amount is in fact due and payable by the Principal to the Administrative Agent.

     12.  Principal Debtor

          As an original and independent obligation under this Deed and without prejudice to any other provision in this Deed, the Guarantors jointly and severally agree that any of the Guaranteed Moneys which may not be recoverable from the Guarantors on the footing of a guarantee whether by reason of any legal limitation or incapacity on or of the Principal or by reason of any other fact or circumstance whatsoever (and whether any such fact or circumstance shall have been known to the Administrative Agent or not) shall nevertheless be recoverable from the Guarantors as though the same had been incurred by the Guarantors as sole or principal debtor and shall be paid by the Guarantors on demand.

     13.  No Discharge of Guarantors

          Subject to the terms of Clause 7, no Guarantor shall be released or discharged from any of its obligations under this Deed, nor shall any of such obligations be in any way prejudiced or affected, by:

          (A) any invalidity, unenforceability, illegality or voidability of any obligation expressed to be assumed or owed by the Principal under or in connection with the Credit Agreement; or

          (B) any variation or amendment of, or waiver or release granted under or in connection with, the Credit Agreement or other document; or

          (C) time being given, or any other indulgence or concession being granted, by the Administrative Agent to the Principal or any other person; or

          (D) the taking, holding, failure to take or hold, varying, realisation, non-enforcement, non-perfection or release by the Administrative Agent or any other person of any other guarantee and/or indemnity or any security for any of the Guaranteed Moneys; or

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          (E)  the Dissolution of the Principal or any other person; or

          (F)  any change in the constitution of the Principal; or

          (G) any amalgamation, merger or reconstruction that may be effected by the Administrative Agent with any other person or any sale or transfer of the whole or any part of the undertaking and assets of the Administrative Agent to any other person; or

          (H) the existence of any claim, set-off or other rights which any of the Guarantors may have at any time against the Principal, the Administrative Agent or any other person, or which the Principal may have at any time against the Administrative Agent, whether in connection with the Credit Agreement or otherwise; or

          (I) the granting by the Administrative Agent to the Principal of any other financial accommodation or the withdrawal or restriction by the Administrative Agent of any financial accommodation, or the absence of any notice to any of the Guarantors of any such granting, withdrawal or restriction; or

          (J) any arrangement or compromise entered into by the Administrative Agent with the Principal or any other person; or

          (K) any other thing done or omitted or neglected to be done by the Administrative Agent or any other person or any other dealing, fact, matter or thing (including, but without limitation, any circumstances whatsoever affecting or preventing recovery of amounts under the Credit Agreement) which, but for this provision, might operate to exonerate or discharge any of the Guarantors from, or otherwise prejudice or affect, any of the Guarantors' obligations under this Deed.

     14.  Guarantors Not to Take Security

     14.1 No Security Presently Held

          Each of the Guarantors represents and warrants that it has not taken or received any security from the Principal or any other surety for or in respect of that Guarantor's obligations under this Deed.

     14.2 Guarantors Shall Not Take Security

          No Guarantor shall take or receive any security from the Principal or any other surety for or in respect of that Guarantor's obligations under this Deed.

     14.3 Security Held on Trust

          If at any time any of the Guarantors has the benefit of any security in breach of this clause 14, it shall hold such security on trust for the Administrative Agent, and shall, upon request by the Administrative Agent, transfer or assign such security to the Administrative Agent as security for that Guarantor's obligations under this Deed.

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          This clause 14.3 is intended to give rise to rights in contract and equitable rights only and is not intended to constitute, create or give rise to a security interest of any kind over any asset of Guarantor. If and to the extent that any right conferred under this clause 14.3 would, notwithstanding the foregoing sentence, constitute, create or give rise to any security interest, such right shall be of no effect.

     15.  No Right of Subrogation

          Until the Guaranteed Moneys have been discharged and satisfied in full no Guarantor shall, without the Administrative Agent's prior written consent (acting on the instructions of each of the Revolving Lenders):

          (A) be subrogated to any rights of the Administrative Agent arising under the Credit Agreement, or in respect of any proof in the Dissolution of the Principal, or otherwise howsoever; or

          (B) in respect of any moneys payable or paid under this Deed, seek to enforce repayment from the Principal or any other surety, whether by subrogation, indemnity, contribution or otherwise, or to exercise any other right, claim or remedy of any kind which may accrue to it in respect of the amount so paid or payable; or

          (C) claim payment of any other moneys for the time being due to it by the Principal or any other surety on any account whatsoever, or exercise any other right, claim or remedy which it has in respect thereof; or

          (D) be entitled to any right of a surety (including any right of contribution from any other surety) discharging, in whole or in part, its liability in respect of the principal debt; or

          (E) be entitled to have or exercise any right as a surety (including any right of contribution from any other surety) in competition with the Administrative Agent; or

          (F) claim any set-off or assert any counterclaim against the Principal or any other surety in relation to any liability of such Guarantor to the Principal or any other surety.

     16.  No Competing Proofs

          Until the Guaranteed Moneys have been discharged and satisfied in full, no Guarantor shall, in the event of the Dissolution of the Principal or any other surety, claim or prove in competition with the Administrative Agent, or accept any direct or indirect payment or distribution, in respect of any moneys owing to such Guarantor by the Principal or any such other surety on any account whatsoever provided that such Guarantor may, with the prior written consent (such consent not to be unreasonably withheld or delayed) of the Administrative Agent, claim or prove for the purposes of preserving a claim it may have, and shall, if so directed by the Administrative Agent, prove for the whole or any part of the moneys due to such Guarantor from the Principal or any other surety on terms that the benefit of such proof and of all moneys to be received by such Guarantor in respect thereof shall be held on trust for the Administrative Agent and applied in discharging such Guarantor's obligations

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          under this Deed. If any balance of such moneys shall remain after such
          Guarantor's obligations have been discharged in full, such balance shall forthwith be released from such trust and shall belong absolutely and beneficially to that Guarantor.

     17.  Representations and Warranties

     17.1 Initial Representations

          Each Guarantor confirms that each of the following is true:

     (A)  Legal Status

          It is a company duly incorporated and validly existing under the laws of England.

     (B)  Corporate powers, Authorisations and Contraventions

          The execution and delivery of this Deed by it and the performance by it of its obligations under this Deed (i) are within its corporate or other powers, (ii) have been duly authorised by all necessary corporate or other action, (iii) require no consent or approval of, registration or filing with, any Governmental Authority except such as have been obtained or made and are in full force and effect, (iv) do not violate any Applicable Law or its Memorandum or Articles of Association, (v) do not violate any order of any Governmental Authority except in any such case where such violation could not reasonably be expected to result in a Material Adverse Effect, (vi) do not violate or result in a default under any indenture, trust deed in relation to debt securities or material agreement or other instrument binding upon it and (vii) do not result in, or oblige it to create, any Security over its assets.

     (C)  Binding obligations

          This Deed has been duly signed and delivered by it. Its obligations described in this Deed are its legal, valid and binding obligations in accordance with their terms except as may be limited by:

          (i) bankruptcy, insolvency or other laws of general application affecting creditors' rights;

          (ii)   application of equitable principles;

          (iii) the non-availability of the equitable remedies of specific performance or any other relief; or

          (iv)   any qualification contained in [the Opinions].

     (D)  Ranking of obligations

          Its obligations under this Deed rank (subject to the next sentence) at least equally with all its other present and future unsecured and unsubordinated obligations. Certain categories of its

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         other obligations will, however, be preferred in a liquidation by virtue of mandatory provisions of statute.

(E)      Correctness of information

         All information supplied and to be supplied on its behalf to the Administrative Agent in connection with this Deed is true, accurate and complete in all material respects.

(F)      Stamp duty

         No stamp, registration or similar tax is payable, and no filing or registration is required, in connection with the execution, performance or enforcement of this Deed in the United Kingdom.

(G)      Insolvency

         No steps have been taken, and no proceedings started or (to the best of the Guarantor's knowledge and belief) threatened, for the winding-up, or for the appointment of a receiver, administrator, liquidator or other officer, of the Guarantor or any of its assets. No analogous event has occurred in any jurisdiction.

17.2     Repetition

         The representations in clause 17.1 will be deemed repeated by each of the Guarantors on the date of each Borrowing by the Principal and the date of each issuance, amendment, renewal or extension of a Letter of Credit issued to the Principal. This repetition will be with reference to the facts on that day.

18.      Currency

18.1     Payments to be Made in Same Currency

         All payments to be made under this Deed shall be made in the currency or currencies in which the Guaranteed Moneys were expressed to be payable by the Principal, and strictly in accordance with the terms of the Credit Agreement.

18.2     Currency Indemnity

         If, under any applicable law, whether pursuant to a judgment against any of the Guarantors or the Dissolution of any of the Guarantors or for any other reason, any payment under or in connection with this Deed is made or falls to be satisfied in a currency (the "Other Currency") other than the currency in which the relevant payment is expressed to be payable (the "Required Currency"), then, to the extent that the payment actually received by the Administrative Agent (when converted into the Required Currency at the rate of exchange on the date of payment or, if it is not practicable for the Administrative Agent to make the conversion on that date, at the rate of exchange as soon afterwards as it is practicable for the Administrative Agent to do so or, in the case of a Dissolution, at the rate of exchange on the

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         latest date permitted by applicable law for the determination of liabilities in such Dissolution) falls short of the amount expressed to be due or payable under or in connection with this Deed, the Guarantors jointly and severally shall, as an original and independent obligation under this Deed, indemnify and hold the Administrative Agent harmless against the amount of such shortfall. For the purpose of this clause 18, "rate of exchange" means the rate at which the Administrative Agent is able on the relevant date to purchase the Required Currency with the Other Currency and shall take into account any commission, premium and other costs of exchange and Taxes payable in connection with such purchase.

19.      No Set-off or Withholding by Guarantors

19.1     No Set-off

         All payments to be made by any Guarantor under this Deed shall be made in full without any set-off, restriction or condition and without any deduction for or on account of any counterclaim.

19.2     No Withholding, Gross-Up and Tax Indemnity

         In this Clause 19.2 "Covered Taxes" means all present and future Taxes (other than income or franchise taxes imposed on (or measured by) the net income of a Revolving Lender by a Lender Party Jurisdiction of that Revolving Lender) including any such Taxes imposed with respect to this Deed, the execution, registration, enforcement, notarization or other formalization of any thereof, and any payments of principal, interest, charges, fees, commissions or other amounts made on, under or in respect thereof. Each Guarantor agrees that:-

         (a) All payments of Guaranteed Moneys and all other amounts payable on, under or in respect of this Deed by such Guarantor, including, without limitation, amounts payable by such Guarantor under paragraph (b) of this Clause 19.2, shall be made free and clear of and without deduction or withholding for or on account of Covered Taxes save as may be required by law, provided that, if any Guarantor shall be required by law to deduct or withhold any Covered Taxes from such payments, then
         (i) the sum payable will be increased as necessary so that, after all required deductions or withholdings (including deductions or withholdings applicable to additional sums payable under this Section) are made, each relevant Revolving Lender receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) such Guarantor shall make such deductions or withholdings and (iii) such Guarantor shall pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law. The parties agree to co-operate and provide information with respect to United Kingdom, United States and foreign withholding tax matters relating to payments under this Deed in a manner consistent with the principles of Section 2.16(e) of the Credit Agreement, mutatis mutandis. The parties also agree that the provisions of Section 2.16(f) of the Credit Agreement apply, mutatis mutandis, to Covered Taxes that are deducted, withheld or paid by a Guarantor pursuant to this Deed.

         (b) Each Guarantor shall indemnify each Revolving Lender, within 15 Business Days after written demand therefor, for the full amount of any Covered Taxes paid or incurred by such

         Revolving Lender with respect to any payment by or obligation of such Guarantor under or with respect to this Deed (including Covered Taxes imposed or asserted on or attributable to amounts payable under this Clause 19.2) and any expenses arising therefrom or with respect thereto, whether or not such Covered Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. Each Revolving Lender shall make a good faith effort to verify that such Covered Taxes are correctly and legally imposed or asserted by the relevant Governmental Authority. An officer's certificate as to the amount of any such payment delivered to Xerox by a Revolving Lender on its own behalf, or by the Administrative Agent on behalf of a Revolving Lender, shall be conclusive absent manifest error.

         (c) Within 15 Business Days after any Guarantor pays any Covered Taxes to a Governmental Authority in accordance with this Clause 19.2, such Guarantor shall certify to the Administrative Agent's reasonable satisfaction that it has so paid such Covered Taxes. If an original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment is available, the Guarantor shall deliver the same to the Administrative Agent as soon as is practicable. Each Guarantor shall promptly furnish to each Revolving Lender any other information, documents and receipts that the Revolving Lender may from time to time reasonably request to establish to its satisfaction that full and timely payment of all Covered Taxes has been made. The applicable Guarantor will be deemed to have satisfied the requirements of this Clause 19.2(c) if it has furnished such information, documents and/or receipts to the Administrative Agent.

         (d) Notwithstanding paragraphs (a) and (b) above, the payment increases and indemnities pursuant to those paragraphs will not apply to the payment of any Guaranteed Moneys to the extent that (in the absence of this paragraph (d)) the Revolving Lender would thereby receive a net cash payment in respect of the Guaranteed Moneys greater than if the Guaranteed Moneys had been paid by the Borrower.

20.      Set-off by Revolving Lenders

20.1     Revolving Lenders May Set-off

         Each of the Revolving Lenders and their respective Affiliates may, without notice to the Guarantors and without prejudice to any of the other rights of such Revolving Lender or its Affiliate, set off any matured obligation owed by any Guarantor under this Deed to such Revolving Lender or its Affiliate against any obligation (whether or not matured) owed by such Revolving Lender or its Affiliate to such Guarantor, regardless of the place of payment, booking branch or currency of such obligations.

20.2     Different Currencies

         If the obligations referred to in clause 20.1 are in different currencies, then, for the purpose of any such set-off, such Revolving Lender or its Affiliate may convert any such obligations at the rate of exchange determined by such Revolving Lender or its Affiliate, acting reasonably to be prevailing at the date of set-off.

20.3     No Security Interest

         This clause 20 is intended to give rise to rights in contract only and is not intended to constitute, create or give rise to a security interest of any kind over any asset of Guarantor. If and to the extent that any right conferred under this clause 20 would, notwithstanding the foregoing sentence, constitute, create or give rise to any security interest, such right shall be of no effect.

21.      Communications

21.1     Communications to Be in Writing

         Any communication given or made under or in connection with the matters contemplated by this Deed shall be in writing (other than writing on the screen of a visual display unit or other similar device which shall not be treated as writing for the purposes of this clause 21.1).

21.2     Deemed Delivery

         Any such communication shall be addressed as provided in clause 21.3 and, if so addressed, shall be deemed to have been duly given on the date of receipt.

21.3     Parties' Details

         The relevant details of each party for the purposes of this Deed, subject to clause 21.4, are:

         Party                       Attention            Address             Telex No.            Fax No.
         -----                       ---------            -------             ---------            -------
         BANK ONE, NA              [           ]       [           ]         [           ]      [           ]

         XEROX OVERSEAS
         HOLDINGS LIMITED

         XEROX UK HOLDINGS
         LIMITED

21.4     Change of Details

         Any party may notify the other parties at any time of a change to its details for the purposes of clause 21.3 provided that such notification shall only be effective on:

         (A) the date specified in the notification as the date on which the change is to take place; or

         (B) if no date is specified or the date specified is less than five Business Days after the date on which notice is given, the date falling five Business Days after notice of any such change has been given.

22.      Remedies and Waivers

22.1     Delay

         No delay or omission on the part of the Administrative Agent in exercising any right, power or remedy provided by law or under this Deed shall impair such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy.

22.2     Single or Partial Exercise

         The single or partial exercise by the Administrative Agent of any right, power or remedy provided by law or under this Deed shall not preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

22.3     Remedies to Be Cumulative

         The rights, powers and remedies provided in this Deed are cumulative with, and not exclusive of, any rights, powers and remedies provided by law.

23.      Invalidity

         If at any time any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither:

         (A) the legality, validity or enforceability in that jurisdiction of any other provision of this Deed; nor

         (B) the legality, validity or enforceability under the law of any other jurisdiction of that or any other provision of this Deed,

         shall be affected or impaired.

24.      Assignment

         The Administrative Agent may at any time, without the consent of the Guarantors, assign or transfer the whole or, as the case may be, any part of the Administrative Agent's rights under this Deed to any person to whom the whole or any part of the Administrative Agent's rights under the Credit Agreement may be assigned or transferred.

25.      Deed the Property of the Administrative Agent

         The paper on which this Deed is written shall remain at all times the property of the Administrative Agent.

26.      Contracts (Rights of Third Parties) Act 1999

         The parties to this agreement do not intend that any term of this agreement should be enforceable, by virtue of the Contracts (Rights of Third Parties) Act 1999, by any person who is not a party to this agreement.

27.      Governing Law

         This Deed shall be governed by and construed in accordance with English law.

28.      Jurisdiction

28.1 The courts of England are to have jurisdiction to settle any dispute arising out of or in connection with this Deed. Any Proceedings may therefore be brought in the English courts. This jurisdiction agreement is irrevocable and is for the exclusive benefit of the Administrative Agent. The Administrative Agent therefore is to retain the right to bring Proceedings in any court which has jurisdiction by virtue of rules which would be applicable apart from this jurisdiction agreement. Nothing contained in this clause 28 shall limit the right of the Administrative Agent to take Proceedings against any Guarantor in any other court or in the courts of more than one jurisdiction at the same time.

28.2 Each Guarantor irrevocably waives (and irrevocably agrees not to raise) any objection, on the ground of forum non conveniens or on any other ground, to the taking of Proceedings in any court referred to in this clause 28. Each party also irrevocably agrees that a judgement against it in Proceedings brought in any jurisdiction referred to in this clause 28 shall be conclusive and binding upon it and may be enforced in any other jurisdiction.

IN WITNESS WHEREOF the Guarantors have executed this document as a deed the day and year first before written.

GUARANTORS

Executed as a deed by XEROX OVERSEAS
HOLDINGS LIMITED acting by [a director and its
secretary/two directors]                            _________________________
                                                    Director

                                                    _________________________
                                                    [Secretary/Director]

Executed as a deed by XEROX UK HOLDINGS
LIMITED acting by [a director and its
secretary/two directors]                       _________________________
                                               Director

                                               _________________________
                                               [Secretary/Director]

ADMINISTRATIVE AGENT

Executed as a deed by
BANK ONE, NA
acting by                                      _________________________
under its authority                            Authorised Signatory(ies)

                                                                    Exhibit C-4

                          DATED                    2002
                          -----------------------------



                                  BANK ONE, NA
                             as Administrative Agent


                                       and


                         XEROX OVERSEAS HOLDINGS LIMITED
                            XEROX UK HOLDINGS LIMITED




                         ______________________________

                                DEED OF GUARANTEE
                                  AND INDEMNITY

                             relating to obligations
                                       of

                           XEROX CAPITAL (EUROPE) PLC
                        under the CREDIT AGREEMENT dated
                                [          ] 2002
                         ______________________________



                                Slaughter and May
                                 One Bunhill Row
                                 London EC1Y 8YY

                                     RS/GMS

                                    CONTENTS

                                                                         Page
                                                                         ----
1.       Interpretation                                                    1

2.       Guarantee                                                         4

3.       Indemnity                                                         4

4.       Limitation on guarantee and indemnity                             4

5.       Joint and several obligations                                     5

6.       Continuing Obligations                                            5

7.       Releases and Retention of Security                                5

8.       Other Guarantees and Security                                     6

9.       Payments in Gross                                                 6

10.      Suspense Account                                                  6

11.      Certificate to Be Conclusive Evidence                             7

12.      Principal Debtor                                                  7

13.      No Discharge of Guarantors                                        7

14.      Guarantors Not to Take Security                                   8

15.      No Right of Subrogation                                           9

16.      No Competing Proofs                                               9

17.      Representations and Warranties                                   10

18.      Currency                                                         11

19.      No Set-off or Withholding by Guarantors                          12

20.      Set-off by Revolving Lenders                                     13

21.      Communications                                                   14

22.      Remedies and Waivers                                             15

23.      Invalidity                                                       15

24.      Assignment                                                       15

25.      Deed the Property of the Administrative Agent                    15

26.      Contracts (Rights of Third Parties) Act 1999                     16

27.      Governing Law                                                    16

28.      Jurisdiction                                                     16